UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 19, 2026 (March 16, 2026)

ECHOSTAR CORPORATION

(Exact name of registrant as specified in its charter)

001-33807
(Commission File Number)

Nevada	26-1232727
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

9601 South Meridian Boulevard
Englewood, Colorado	80112
(Address of principal executive offices)	(Zip code)

(303) 723-1000
(Registrant’s telephone number, including area code)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.001 par value	SATS	The Nasdaq Stock Market L.L.C.

DISH NETWORK CORPORATION

(Exact name of registrant as specified in its charter)

001-39144

(Commission File Number)

Nevada	88-0336997
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

9601 South Meridian Boulevard
Englewood, Colorado	80112
(Address of principal executive offices)	(Zip code)

(303) 723-1000
(Registrant’s telephone number, including area code)

Securities registered pursuant to Section 12(b) of the Act: None

HUGHES SATELLITE SYSTEMS CORPORATION

(Exact name of registrant as specified in its charter)

333-179121

(Commission File Number)

Colorado	45-0897865
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

9601 South Meridian Boulevard
Englewood, Colorado	80112
(Address of principal executive offices)	(Zip code)

(303) 723-1000

(Registrant’s telephone number, including area code)

Securities registered pursuant to Section 12(b) of the Act: None

DISH DBS CORPORATION

(Exact name of registrant as specified in its charter)

333-31929

(Commission File Number)

Colorado	84-1328967
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

9601 South Meridian Boulevard
Englewood, Colorado	80112
(Address of principal executive offices)	(Zip code)

(303) 723-1000

(Registrant’s telephone number, including area code)

Securities registered pursuant to Section 12(b) of the Act: None

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement

On March 19, 2026, EchoStar Corporation, DISH Network Corporation, DISH DBS Corporation (“DDBS”) and certain of DDBS’s subsidiaries (DDBS and its subsidiaries, collectively, the “Company”) entered into a Restructuring Support Agreement (the “RSA” and the transactions contemplated thereby, the “Transactions”) with an ad hoc group (the “AHG”) representing more than 82% of holders of debt securities issued by DDBS (the “DDBS Notes”). The Transactions contemplated by the RSA will, among other things, significantly deleverage the Company.

Pursuant to the terms and subject to the conditions set forth in the RSA, the Company will prepay without penalty certain DDBS Notes.  In addition, the Company repaid in full, without penalty, the financing arrangements at DISH DBS Issuer L.L.C. (“DBS SubscriberCo”), as discussed in Item 1.02 below.

The RSA adds certain protections for the DDBS Notes and adds financial flexibility and strategic optionality for the company, including increased flexibility to engage in potential M&A transactions. In addition, the DDBS noteholders and the Company mutually agreed that all pending litigation would be dismissed with prejudice.

The foregoing description of the RSA does not purport to be complete and is qualified in its entirety by reference to the RSA, which is filed herewith as Exhibit 10.1 and incorporated by reference herein.

Item 1.02.	Termination of a Material Definitive Agreement

On March 16, 2026, DBS SubscriberCo prepaid without penalty its outstanding 11.25% term loan and 13.75% preferred membership interests totaling approximately $1.6 billion, in accordance with the Loan and Security Agreement.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description
Exhibit 10.1	Restructuring Support Agreement.
Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ECHOSTAR CORPORATION DISH NETWORK CORPORATION HUGHES SATELLITE SYSTEMS CORPORATION DISH DBS CORPORATION
Date: March 19, 2026	By:	/s/ Dean A. Manson
Dean A. Manson Chief Legal Officer and Secretary